FIRST AMENDMENT TO INTERCREDITOR AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT (the "**Amendment**") is dated effective as of the June 14 , 2022 (the "**Amendment Effective Date**"), by and between by and between **HARCAL, Inc.**, an Alabama corporation ("**Prior Lender**" and a "**Creditor**") and **Target Capital 6, LLC**, an Arizona limited liability company ("**Target**", a "**Creditor**" and together with the Prior Lender, the "**Creditors**").

RECITALS

WHEREAS, the Creditors entered into and executed that certain Intercreditor Agreement, dated as of November 23, 2021 (such Intercreditor Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the "**Intercreditor Agreement**") in connection with that certain Target Loan (as defined in the Intercreditor Agreement) made by Target to Medical Industries of America, Inc., a Delaware corporation (the "**Company**"); and

WHEREAS, the Company and Target wish to increase the amount of the Target Loan pursuant to the terms of an Amended and Restated 15% Senior Secured Convertible Note, issued as of the date hereof (the "**Replacement Note**"); and

WHEREAS, in connection with the increase of the Target Loan, the Creditors have agreed to amend the Intercreditor Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Intercreditor Agreement, except as otherwise specifically set forth herein. In addition.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Intercreditor Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Intercreditor Agreement. The second recital of the Intercreditor Agreement is hereby deleted and replaced with the following:

> **WHEREAS**, Target has agreed to make a loan to the Company having an aggregate principal amount of up to Three Million Two Hundred Ninety Four Thousand One Hundred Forty Seven and No/100 Dollars ($3,294,147.00) (the "**Target Loan**"), which is evidenced by that certain Amended and Restated 15% Senior Secured Convertible Note issued pursuant to the terms of a Securities Purchase Agreement, dated as of November 23, 2021 (together, the "**Target Loan**

Agreement"), which Target Loan and Target Loan Agreement are secured, by all assets and property of the Company now existing or hereafter acquired (collectively, the "Collateral"), pursuant to that certain Security Agreement, dated as of November 23, 2021 each made by and between the Company and Target (the "**Target Security Agreement**") (the Target Loan Agreement and the Target Security Agreement, together with all other documents executed by the Company in connection with the Target Loan Agreement, and all amendments, extensions, supplements, additional notes, and renewals thereof, and/or any and all other documents or instruments evidencing any secured liability of the Company which exist as of the date hereof or which shall exist following the date hereof in favor of Target are sometimes hereinafter collectively referred to as the "**Target Loan Documents**") (the Initial Loan Documents and Target Loan Documents and/or any and all other documents or instruments evidencing any secured liability of the Company which exists as of the date hereof or which shall exist following the date hereof are sometimes hereinafter collectively referred to as the "Creditor Loan Documents"); and

5. Effect on Intercreditor Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Intercreditor Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

6. Execution**.** This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

HARCAL, INC,
as a Creditor

DocuSigned by:

By: ______________________
Name: Mr. Brandon Williams, Esq.
Title:
COO/CLO

TARGET CAPITAL 6 LLC,
as Collateral Agent and as a Creditor

By: Shapiro
Name: Dmitriy Shapiro
Title: Managing Partner

The undersigned acknowledges and agrees to any terms and provisions of this Amendment applicable thereto:

MEDICAL INDUSTRIES OF AMERICA, INC.

DocuSigned by:

By: ______________________________
Name: David Silver
Title: CEO